EXECUTION VERSION
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                            ASSET PURCHASE AGREEMENT

                                 by and between

                               RESPIRONICS, INC.

                                      and

                                FIBERSTARS, INC.



                          Dated as of December 30, 1998


                  RELATING TO FIBER OPTIC PHOTOTHERAPY SYSTEM
                               AND RELATED ASSETS



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                               Table of Contents


ARTICLE I       Agreements to Sell and Purchase .........................  1
        1.01.   Agreement to Sell Assets ................................  1
        1.02.   Purchase Price ..........................................  2
        1.03.   Allocation of Purchase Price ............................  2
        1.04.   No Assumption of Any Liabilities by Buyer ...............  2

ARTICLE II      The Closing .............................................  2
        2.01.   The Closing .............................................  2

ARTICLE III     Representations and Warranties of Seller ................  3
        3.01.   Organization ............................................  3
        3.02.   Due Authorization of Transaction Documents ..............  3
        3.03.   Title to Assets, No Liens ...............................  3
        3.04.   No Conflict .............................................  3
        3.05.   No Contracts ............................................  3
        3.06.   No Licenses, Permits, Authorizations or Equipment .......  3
        3.07.   Taxes, Tax Returns and Audits ...........................  3
        3.08.   Notice of Violations ....................................  4
        3.09.   No Litigation ...........................................  4
        3.10.   No Infringement or Adverse Claims .......................  4
        3.11.   No Other Intellectual Property Rights ...................  4
        3.12.   Year 2000 Compliance ....................................  4
        3.13.   Liability for Finder's Fees .............................  4

ARTICLE IV      Representations and Warranties of Buyer .................  4
        4.01.   Organization ............................................  4
        4.02.   Due Authorization of Transaction Documents ..............  5
        4.03.   Liability for Finder's Fees .............................  5
        4.04.   No Conflict                                                5

ARTICLE V       Pre-Closing Covenants of Seller .........................  5
        5.01.   Certain Prohibited Transactions .........................  5
        5.02.   Access to Premises and Information ......................  6
        5.03.   Reasonable Commercial Efforts ...........................  6

ARTICLE VI      Pre-Closing Covenants of Buyer ..........................  6
        6.01.   Reasonable Commercial Efforts ...........................  6

ARTICLE VII     Post-Closing Covenants ..................................  6
        7.01.   Prohibition on Competition by Seller ....................  6
        7.02.   Consulting and Assistance From Seller ...................  7
        7.03.   Delivery of Technical Documentation and Other Assets ....  7


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        7.04.   Existing Purchase Orders; Repair Service Components .....  7
        7.05.   Prohibition on Competition by Buyer .....................  7

ARTICLE VIII    Conditions ..............................................  8
        8.01.   Mutual Conditions .......................................  8
        8.02.   Conditions to the Obligations of Buyer ..................  8
        8.03.   Conditions to the Obligations of Seller .................  8

ARTICLE IX      Indemnification .........................................  9
        9.01.   Indemnification by Seller ...............................  9
        9.02.   Notice and Right to Defend Third Party Claims ...........  9

ARTICLE X       Miscellaneous ...........................................  9
        10.01.  Expenses ................................................  9
        10.02.  Survival of Representations, Warranties and Indemnity ...  9
        10.03.  Further Assurances ...................................... 10
        10.04.  Notices ................................................. 10
        10.05.  Postponement and Waiver ................................. 10
        10.06.  Termination ............................................. 11
        10.07.  Assignment .............................................. 11
        10.08.  Entire Agreement ........................................ 11
        10.09.  Invalidity .............................................. 11
        10.10.  Captions ................................................ 11
        10.11.  Counterparts ............................................ 11
        10.12.  Termination of Existing Distribution Agreement .......... 11
        10.13.  Governing Law ........................................... 12


        EXHIBITS

        EXHIBIT A PHOTOTHERAPY SYSTEM/FIBERSTARS
                    TECHNOLOGY/OPTOBLANKET PORTION
        EXHIBIT B BILL OF SALE AND ASSIGNMENT
        EXHIBIT C ALLOCATION OF PURCHASE PRICE
        EXHIBIT D FIBER OPTIC ILLUMINATOR BY PART NUMBER


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                            ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement") made and entered into as of December 30, 1998 by and between RESPIRONICS, INC., a Delaware corporation ("Buyer"), and FIBERSTARS, INC., a California corporation ("Seller").

                                  WITNESSETH:

        WHEREAS, Seller wishes to sell, and Buyer wishes to purchase, the fiber optic phototherapy system described on Exhibit A attached hereto (the "Phototherapy System") and all the assets of Seller directly relating thereto (including without limitation all products, technical know-how, intellectual property rights, technical documentation, inventory and goodwill related thereto), upon the terms and conditions contained herein, in exchange for the consideration described herein; and

        NOW, THEREFORE, the parties hereto, each intending to be legally bound hereby, covenant and agree as follows:


                                   ARTICLE I
                         Agreements to Sell and Purchase

        1.01.   Agreement to Sell Assets.

        (a) Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer, and Buyer agrees to purchase and acquire, the Phototherapy System and all the assets, properties, rights and interests, tangible and intangible and including all associated goodwill, of the Seller directly relating thereto (the Phototherapy System and all such other assets, properties, rights, interests and goodwill collectively being referred to as the "Assets"). Without limiting the generality of the foregoing, the Assets shall include the following:

                 (i) The fiber optic illuminators identified on Exhibit D attached hereto and contained in the Phototherapy System and any other devices, products or other developments arising out of the Phototherapy System, and any improvements thereto (the "Products").

                 (ii) The optoblanket portion of the Phototherapy System and any improvements thereto (the "Optoblanket").

                 (iii) All information and know-how which is used in connection with the Phototherapy System or relating to the design, tooling, manufacture, testing, engineering, servicing, marketing, distribution and use of the Products and the Optoblanket, including without limitation all confidential information, trade secrets, inventions, technical data, research and development data, processes and formulations, manufacturing and production know-how and experience, management know-how, training programs, engineering and other drawings, specifications, schemes, guidelines, procedures, policies, performance criteria, operating instructions, operating and maintenance manuals and brochures, technology, technical information, software (including all source code and object code, software design and validation documents), engineering and functional specifications, promotional literature, technical rights and information (the "Technical Know-How").

                 (iv) All patent and other intellectual property rights, all copyrights and mask work rights and all marketing, manufacturing and distribution rights related to the Phototherapy System, including all improvements thereof and thereto, together with the goodwill associated therewith and any and all past, present and future legal causes of action and choses in action related thereto, that Seller has a right to bring (the "Intellectual Property Rights").

                 (v) All technical documentation and drawings in any media of any type, including machine readable and tangible format, embodying information regarding, or documentation of, the Phototherapy System (the "Technical Documentation").

                 (vi) All existing inventory of Products and Optoblankets owned or held by or on behalf of Seller as well as all work-in-process, parts, spare parts and raw materials related thereto.

        (b) Seller shall retain, and Buyer shall not purchase, any assets, properties, rights and interests of Seller other than the Assets.

        1.02. Purchase Price. In consideration for the sale of the Assets, Buyer shall pay to Seller the sum of $826,000 (the "Purchase Price"). The Purchase Price shall be paid to Seller in four (4) equal quarterly installments, with the first such quarterly installment to be paid on the Closing Date. All payments shall be made by Buyer by wire transfer to an account designated by Seller in writing.

        1.03. Allocation of Purchase Price. The parties shall agree upon and jointly prepare and attach to this Agreement as Exhibit C, as of the Closing Date, an allocation of the Purchase Price reflecting the allocation of the Purchase Price to the Assets as negotiated by the parties. Within 60 days of the Closing Date, Buyer shall prepare an IRS Form 8594 reflecting the allocation of the Purchase Price. The parties shall to use the allocations on Exhibit C and IRS Form 8594 for all tax purposes, including the preparation of federal and state income tax returns. For purposes of the preparation of Form 8594, the name, address and taxpayer identification number of the parties shall be as listed in Section 10.04.

        1.04. No Assumption of Any Liabilities by Buyer. Buyer shall not assume or be required to pay, perform or discharge any liabilities and obligations of Seller as a result of the transactions contemplated by this Agreement.


                                   ARTICLE II
                                     Closing

        2.01. The Closing. The consummation of the transactions contemplated by this Agreement shall constitute the "Closing." The Closing shall take place at such time and place and on such date as shall be mutually agreed upon by Seller and Buyer, which date shall constitute the "Closing Date."


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                                  ARTICLE III

                    Representations and Warranties of Seller

        Seller represents and warrants to Buyer as follows:

        3.01. Organization. Seller is duly organized, validly existing and in good standing under the laws of the State of California, with all necessary corporate power and authority to own and lease its properties, to carry on its business as and where such properties are now owned or leased and such business is now being conducted, except where the failure to do so would not have a material adverse effect on Seller.

        3.02. Due Authorization of Transaction Documents. Seller has full power and authority and has taken all necessary action to execute and deliver this Agreement, the Bill of Sale and Assignment (as defined below) and the Transfer Instruments (as defined below; individually a "Transaction Document" and collectively, the "Transaction Documents") to which it is a party, and to perform all the terms and conditions hereof and thereof to be performed by Seller. Each Transaction Document to which it is a party is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        3.03. Title to Assets. No Liens. Seller has good title to all of the Assets, free and clear of all liens, security interests, charges, claims and encumbrances of every kind and nature (collectively, "Liens"), and will convey the same to Buyer free and clear of any Liens. Seller possesses all right and title to the Assets and all intellectual property rights therein and has the right to transfer same to Buyer.

        3.04. No Conflict. The execution and delivery of each Transaction Document by Seller, the consummation of the transactions contemplated thereby by Seller and the fulfillment of and compliance with the terms and provisions thereof by Seller do not and will not (a) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to Seller, (b) conflict with, result in a breach of, constitute a default under or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which Seller is a party or by which Seller is bound, (c) result in the creation of any Lien upon any of the Assets or (d) terminate or give any party thereto the right to terminate any such agreement or instrument.

        3.05. No Contracts. Except for this Agreement and the Distribution Agreement between Seller and Fiberoptic Medical Products, Inc. ("FMP") dated as of February 21, 1996 (as amended on June 27, 1996, the "Existing Distribution Agreement"), Seller is not a party to or subject to any contract or agreement, whether written or oral, relating to or affecting the Assets.

        3.06. No Licenses. Permits. Authorizations or Equipment. There are no approvals, authorizations, consents, licenses, franchises, orders and other permits of, and filings with, any governmental authority, whether foreign, Federal, state or local, nor any equipment, hardware or software not included as part of the Assets, which are required for the use, manufacture, distribution and sale of the Assets.

        3.07. Taxes. Tax Returns and Audits. All foreign, Federal, state and local income, use, sales, franchise, employment, real and personal property tax returns relating to the Assets required to be filed by or on behalf of Seller have been duly filed, or extensions have been obtained, and all such taxes,


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assessments  and levies shown  thereon to be due and payable have been duly paid or are being contested by Seller in good faith.

        3.08. Notice of Violations. Seller has not received any written notice from any governmental authority of any violation of any law, statute, ordinance or regulation relating to the Assets.

        3.09. No Litigation. There is no suit, claim, action or proceeding at law or in equity (whether or not purportedly on behalf of or against Seller) pending or, to the knowledge of Seller, threatened relating to the Assets or which could affect or apply to the Assets.

        3.10. No Infringement or Adverse Claims. The Assets do not infringe any right of any person under any federal, state or foreign patent, copyright, trademark, trade secret or other intellectual property laws. There are no adverse claims of ownership in or to any of the Assets or any rights in or to any of the Assets and, to Seller's knowledge, there do not exist any facts that would support a claim that Seller's use or practice of any of the Assets has infringed or violated any intellectual property rights or other rights of any other person. The use, manufacture, distribution and sale of the Phototherapy System, including without limitation the Products and the Optoblanket, will not infringe or violate any intellectual property rights of any person.

        3.11. No Patents or Other Intellectual Property Rights. The Intellectual Property, Technical Know-How and the Technical Documentation constitute all of the intellectual property rights necessary for the use, manufacture, distribution and sale of the Phototherapy System, including without limitation the Products and the Optoblanket. There are no patents on or applicable to the Phototherapy System, including without limitation the Products or the
Optoblanket, and there are no third party intellectual property rights, technology, know-how, software or other property rights which are necessary or material to the use, manufacture, distribution and sale of the Phototherapy System, including without limitation the Products and the Optoblanket. Seller does not own or license any patents, trademarks, copyrights or other intellectual property rights which are used in connection with the Assets or are necessary for the manufacture, distribution and sale of the Phototherapy System, including the Products or the Optoblanket.

        3.12. Year 2000 Compliance. To Seller's knowledge, the Assets (including without limitation any computer hardware or software or embedded chips incorporated in the Assets) are Year 2000 Compliant. As used herein, "Year 2000 Compliant" means all Assets (including without limitation any computer hardware or software or embedded chips incorporated in the Assets) operate without error relating to or caused by date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century or leap years.

        3.13. Liability for Finder's Fees. No liability for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby has been incurred by Seller.

                                   ARTICLE IV
                    Representations and Warranties of Buyer

        Buyer represents and warrants to Seller as follows:

        4.01. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary corporate power and authority to own


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

and lease its properties, to carry on its business as and where such properties are now owned or leased and such business is now being conducted, except where the failure to do so would not have a material adverse effect on Buyer.

        4.02. Due Authorization of Transaction Documents. Buyer has full corporate power and has taken all necessary corporate action to execute, deliver and consummate the Transaction Documents to which it is a party and to perform all the terms and conditions thereof to be performed by it. Each Transaction Document to which it is a party is the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        4.03. Liability for Finder's Fees. No liability for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby has been incurred by Buyer.

        4.04. No Conflict. The execution and delivery of each Transaction Document by Buyer, the consummation of the transactions contemplated thereby by Buyer and the fulfillment of and compliance with the terms and provisions thereof by Buyer do not and will not (a) violate any provision of law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to Buyer or (b) conflict with, result in a breach of or constitute a default under any agreement or instrument to which Buyer is a party or by which Buyer is bound.

                                   ARTICLE V
                        Pre-Closing Covenants of Seller

        5.01.   Certain Prohibited Transactions.

        (a) Except as otherwise agreed to in writing by Buyer, from and after the date hereof and until the Closing Date, Seller shall:

                 (i) Maintain the Assets in generally the same repair, order and condition as on the date hereof consistent with Seller's practice prior to the date hereof, and deliver such Assets to Buyer on the Closing Date in such condition, ordinary wear and tear excepted;

                 (ii) Maintain in force insurance policies with respect to the Assets in amounts and on terms substantially equivalent to those in effect on the date hereof; and

                 (iii) Not enter into any contracts or agreements or other transactions with respect to the Assets.

        (b) Seller shall promptly notify Buyer in writing of the occurrence of any matter or event prior to the Closing Date which is material and adverse to the Assets.

        (c) Seller shall not solicit, encourage or accept any proposal from any other person for the acquisition of all or any portion of the Assets (other than sales of inventory of Products and Optoblankets to FMP under the Existing Distribution Agreement in the ordinary course of business).


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

        5.02. Access to Premises and Information. Seller will permit Buyer and its authorized representatives to have full access to the premises, officers, directors, employees and books and records of Seller relating to the Assets as Buyer may request. No investigation or inquiry made by Buyer pursuant to this
Section 5.02, or made heretofore, shall in any way affect or diminish the representations and warranties made by Seller in this Agreement.

        5.03. Reasonable Commercial Efforts. Seller shall use their reasonable commercial efforts to cause the conditions of closing set forth in Sections 8.01 and 8.02 to be satisfied as soon as practicable and in any event before December 31, 1998.


                                   ARTICLE VI
                         Pre-Closing Covenants of Buyer

        6.01.   Reasonable   Commercial  Efforts.   Buyer  will  use  reasonable
commercial efforts to cause the conditions of closing set forth in Sections 8.01 and 8.03 to be satisfied.


                                  ARTICLE VII
                             Post-Closing Covenants

        7.01.  Prohibition on  Competition by Seller.  (a) For a period of seven
(7) years from the Closing Date (the "Noncompetition Term"), Seller shall not, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be associated with or in any manner connected with, lend its name to, lend its credit to or render services or advice to, any business whose products or activities compete in the medical market in whole or in part with the Assets worldwide; provided, that Seller may purchase or otherwise acquire up to (but not more than) one percent (1%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. Seller agrees that this covenant is reasonable with respect to its duration, geographical area and scope.

        (b) During the Noncompetition Term, Seller will not, directly or indirectly, either for itself or any other Person, solicit the business of any Person known to Seller to be a customer of Buyer (whether or not Seller had personal contact with such Person) with respect to products, services or activities which compete in whole or in part with the Assets.

        (c) In the event of a breach of Seller of any covenant set forth in Sections 7.0 1(a) or (b), the term of such covenant will be extended by the period of the duration of such breach.

        (d) If Seller  breaches the covenants  set forth in Sections  7.01(a) or
(b), Buyer will be entitled to the following remedies:

                 (i) Damages from Seller; and

                 (ii) In addition to its right to damages and any other rights it may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of Sections 7.0 1(a) or (b), it being agreed


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

        that money damages alone would be inadequate to compensate Buyer and would be an inadequate remedy for such breach.

        (e) The existence of any claim or cause of action against Buyer, whether predicated on this Agreement or otherwise, shall not constitute a defense to enforcement by the Buyer of Sections 7.01(a) or (b).

        (f) It is the intention of the parties that the provisions of Sections 7.01(a) and (b) hereof shall be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions thereof shall not render unenforceable, or impair, the remainder thereof or of any other provision of this Agreement. If any provision or provisions of Section 7.01(a) or (b) hereof shall be deemed invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable.

        (g) Notwithstanding the provisions of Sections 7.0 1(a) and (b), Buyer hereby acknowledges that Seller may manufacture, sell or license fiber optic products other than the Assets so long as the manufacture, sale and/or licensing of such other fiber optic products does not violate the provisions of Sections 7.01(a) and (b).

        7.02. Consulting and Assistance From Seller. For a period of one (1) year from and after the Closing, Seller shall provide consulting services and assistance to Buyer, on a time and materials basis, in connection with the use of the Assets and the use, manufacture, distribution and sale of the
Phototherapy System, including without limitation the Products and the Optoblanket, as reasonably requested by Buyer from time to time.

        7.03. Delivery of Technical Documentation and Other Assets. No later than two (2) weeks after the Closing, Seller shall deliver to Buyer, at Seller's cost, the Technical Documentation and other Assets at such address or addresses as Buyer shall designate.

        7.04.   Existing Purchase Orders; Repair Components.

        (a) Seller shall fulfill and perform on a timely basis all of its obligations under existing purchase orders submitted by Buyer on or before the Closing Date for Products, Optoblankets and/or repair components in accordance with the terms of such purchase orders.

        (b) For a period of one (1) year after the Closing, Seller agrees to provide repair components with respect to use, manufacture, distribution and sale of the Phototherapy System, including without limitation the Products and the Optoblanket, pursuant to purchase orders submitted by Buyer on substantially the same terms as such components are provided as of the date of this Agreement.

        7.05. Prohibition on Competition by Buyer. During the Noncompetition Term, Buyer shall not manufacture, sell or license the Assets for use in markets other than the market for medical products worldwide. Buyer agrees that this covenant is reasonable with respect to its duration, geographical area and scope.


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

                                  ARTICLE VIII
                                   Conditions

        8.01. Mutual Conditions. The obligations of Seller and Buyer to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following condition precedent:

        (a) No Legal Bar. No governmental department, court, agency or commission shall have instituted or notified Buyer or Seller of its intention to institute any suit or proceeding to restrain or enjoin the consummation of this Agreement or the transactions contemplated hereby or to nullify or render ineffective this Agreement or such transactions if consummated, and no order or decree so restraining or enjoining such consummation shall be in effect.

        8.02. Conditions to the Obligations of Buyer. The obligation of Buyer to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

        (a) Accuracy of Representations and Warranties. The representations and warranties of Seller herein contained shall have been true when made and, in addition, shall be true on and as of the Closing Date in all material respects (provided, that for purposes of indemnification under Section 9.01, such materiality shall not be applicable) with the same force and effect as though made on and as of the Closing Date. Buyer shall have received a certificate dated the Closing Date signed by Seller certifying, in such detail as Buyer may reasonably request, to the fulfillment of this condition.

        (b) Performance of Agreements. Seller shall have performed all obligations required to be performed by it hereunder at or prior to Closing. Buyer shall have received a certificate dated the Closing Date signed by Seller certifying, in such detail as Buyer may reasonably request, to the fulfillment of this condition.

        (c) Instruments of Transfer and Assumption of Liabilities. Seller shall have executed and delivered to Buyer a Bill of Sale and Assignment annexed hereto as Exhibit B, and such other bills of sale, assignments, endorsements and other instruments, reasonably satisfactory to Buyer, as shall be effective to vest in Buyer all of Seller's right, title and interest in and to the Assets (collectively, the "Transfer Instruments").

        (d) Material Adverse Change. No material adverse change shall have occurred to the Assets between the date of this Agreement and the Closing Date.

        8.03. Conditions to the Obligations of Seller. The obligations of Seller to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

        (a) Accuracy of Representations and Warranties. The representations and warranties of Buyer herein contained shall have been true when made and, in addition, shall be true on and as of the Closing Date in all material respects with the same force and effect as though made on and as of the Closing Date. Seller shall have received a certificate dated the Closing Date signed by Buyer certifying, in such detail as Seller may reasonably request, to the fulfillment of this condition.

        (b)   Performance  of   Agreements.   Buyer  shall  have  performed  all
obligations required to be performed by it hereunder at or prior to the Closing. Seller shall have received a certificate dated the

Closing Date signed by Buyer certifying, in such detail as Seller may reasonably request, to the fulfillment of this condition.


                                   ARTICLE IX
                                Indemnification

        9.01. Indemnification by Seller. Seller hereby indemnifies and holds Buyer and its directors, officers, employees, corporate affiliates and agents ("Buyer's Indemnified Persons") harmless from and against any and all loss, cost, damage and expense, including but not limited to reasonable attorneys' fees and expenses of litigation (collectively, "Losses"), suffered or incurred by any Buyer's Indemnified Person (a) for nonperformance by Seller of any of its obligations hereunder, (b) for any breach (not expressly waived in writing) of the representations, warranties, covenants or agreements made hereunder by Seller, (c) arising from any liability or obligation of Seller, (d) arising from Seller's ownership, use and operation of the Assets prior to the Closing Date and (e) arising from any infringement or alleged infringement of any patent, copyright, trademark, trade secret or other intellectual property right or law by any of the Assets. In addition, Seller agrees to indemnify Buyer's Indemnified Persons, and to hold Buyer's Indemnified Persons harmless from and against any all claims, loss, damage, liability, cost or expense whatsoever (including all reasonable attorney's fees and expenses of litigation) resulting to any Buyer's Indemnified Person by reason of or arising out of noncompliance with the bulk transfer provisions of the Uniform Commercial Code or any comparable state law to which the transactions contemplated hereby are subject.

        9.02. Notice and Right to Defend Third Party Claims. Promptly, upon receipt of notice of any claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought, any Buyer's Indemnified Person seeking indemnification (the "Indemnitee") will give notice thereof to the party from whom indemnification is sought (the "Indemnitor"), within sufficient time to enable the Indemnitor to respond to such claim or answer or otherwise plea in such action. Except to the extent that the Indemnitor is materially and substantially prejudiced thereby, the omission of such Indemnitee so to notify promptly the Indemnitor of any such claim, demand, assessment, suit, action or proceeding shall not relieve the Indemnitor from any liability which it may have to the Indemnitee. The Indemnitor will be entitled to participate in and, to the extent that it may elect to do so, to assume the defense, conduct or settlement thereof, using counsel approved by the Indemnitee, which approval will not unreasonably be withheld. The Indemnitee will cooperate with the Indemnitor in connection with any such claim, demand, assessment, suit, action or proceeding. The Indemnitor shall not settle or compromise any such claim, demand, assessment, suit, action or proceeding without the prior written consent of the Indemnitee, unless the Indemnitor provides the Indemnity with a full release from all adverse parties releasing the Indemnitee from any liability and the Idemnitee is not required to pay any amounts or take or refrain from taking any actions as a result thereof.


                                   ARTICLE X
                                 Miscellaneous

         10.01. Expenses. Seller and Buyer shall bear all expenses incurred by each of them in connection with the negotiation, preparation, execution and performance of this Agreement and the other Transaction Documents.

         10.02. Survival of Representations. Warranties and Indemnity. The representations and warranties of each party hereto which are contained herein or in any certificate or other document delivered pursuant hereto and the indemnification obligations of Seller hereunder shall survive the Closing for a period of two (2) years from the Closing Date, except with respect to Sections 3.03 (which shall survive indefinitely) and 3.07 (which shall survive for the applicable statute of limitations).

         10.03. Further Assurances. At any time or from time to time after the Closing, at the Buyer's request, Seller shall execute and deliver to Buyer such other instruments and take such other actions as are reasonably necessary in order to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, all Assets and to put Buyer in actual possession and operating control of the Assets. On and after the Closing Date, Seller and Buyer shall take all appropriate action and execute all documents, instruments or conveyances of any kind which may be necessary or advisable to carry out any of the provisions hereof and to consummate the transactions contemplated hereby.

         10.04. Notices, All notices, demands and other communications which may or are required to be given hereunder or with respect hereto shall be in writing, shall be given either by personal delivery or by certified mail, return receipt requested, and shall be deemed to have been given or made when personally delivered or when received via certified mail, addressed to the respective parties as follows:

         (a) If to Seller:

                     Fiberstars, Inc.
                     2863 Bayview Drive
                     Fremont, CA 94538
                     Attn:   Robert A. Connors

                     Seller's EN:_______

or to such other address as Seller may from time to time designate by notice to Buyer with respect tofuture notices, demands and other communications to Seller;

         (b) if to Buyer:

                     Respironics, Inc.
                     1501 Ardmore Blvd.
                     Pittsburgh, PA 15221
                     Attn:   General Counsel

                     Buyer's EN: 25-1304989

or to such other address as Buyer may from time to time designate by notice to Seller with respect to future notices, demands and other communications to Buyer.

        10.05. Postponement and Waiver. Any postponement or waiver pursuant to this Agreement shall be in writing and shall be effective only in the specific instance and for the purpose for which given. No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly specified in this Agreement are cumulative and are not exclusive of any rights or remedies which any party would otherwise have.

         10.06. Termination. (a) This Agreement may be terminated at any time prior to the Closing Date:

                 (i) by mutual agreement of Seller and Buyer; and

                 (ii) by Buyer, on the one hand, and Seller, on the other hand, if the Closing shall not have occurred on or before March 31, 1999; provided, that this Agreement may not be so terminated by Buyer or by Seller if the party seeking to terminate is in material breach of its obligations hereunder.

        10.07. Assignment. This Agreement shall not be assignable by any party hereto, except that Buyer may assign this Agreement to any affiliate of Buyer.

        10.08. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes any and all other agreements between the parties relating to the subject matter hereof.

        10.09. Invalidity. In the event that any one or more of the provisions contained in this Agreement, or in any other instrument referred to herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any such other instrument.

        10.10. Captions. The captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

        10.11. Counterparts. This Agreement may be executed simultaneously in two or more counterparts and upon facsimiles, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        10.12. Termination of Existing Distribution Agreement. Effective as of the Closing Date, the Existing Distribution Agreement between Seller and FMP be and it hereby is terminated and no further force and effect, except for these provisions of the Existing Distribution Agreement which by their terms survive termination and the right of first refusal contained in Section 16.03 which now rests with Buyer as FMP's corporate parent.

                            [Signature Page follows]

        10.13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        WITNESS the due execution of this Asset Purchase Agreement as of the day and year first above written.


                                               RESPIRONICS, INC.,
                                               as Buyer


                                               By
                                                  ------------------------------
                                               Title  SR  VP
                                                     ---------------------------


                                               FIBERSTARS, INC.,
                                               as Seller


                                               By
                                                  ------------------------------
                                               Title  Chief Operating Officer
                                                    ----------------------------

        10.13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        WITNESS the due execution of this Asset Purchase Agreement as of the day and year first above written.


                                          RESPIRONICS, INC.,
                                          as Buyer


                                          By
                                             -----------------------------------
                                          Title
                                               ---------------------------------


                                          FIBERSTARS, INC.,
                                          as Seller


                                          By
                                             -----------------------------------
                                          Title
                                               ---------------------------------

                                           Exhibit A to Asset Purchase Agreement


         PHOTOTHERAPY SYSTEM/FIBERSTARS TECHNOLOGY/OPTOBLANKET PORTION


        The Fiber Optic Optoblanket Phototherapy System has been designed for replacement of belitites in the treatment of hyperbilirubinomia (jaundice). It has been developed for the purpose of lowering the serumbilirubin in a newborn child. The optoblanket system utilizes a light to disintegrate the bilirubin so that it can be easily discharged from the baby's body. The optoblanket system consists of two parts: the fiber optic illuminator, which acts as the light source for the system, and the light-emitting fiber optic blanket ("optoblanket"), which spreads the phototherapy light laterally onto the baby's body for the treatment.

Optoblanket Portion:

        The optoblanket is composed of a bundle of fibers whose ends have a polished finish and are encircled together. The phototherapy can be performed by wrapping the optoblanket onto the baby's body directly. The optoblanket is attached to the lightbox.

Fiber Optic Illuminator/Fiberstars Technology:

        Fiberstars manufactures several fiber optic illuminator variations which incorporate Fiberstars patents and/or proprietary technology and are designed specifically for the Phototherapy System. Engineering designs for the accurate light alignment, ventilation and cooling, and filtering for the proper light spectrum have been created for this system. An appropriate light level can thus be generated and efficiently coupled into the fiber bundle.

        The Phototherapy System includes, but is not limited to, products with the following Specifications:

                          ILLUSTRATIVE SPECIFICATIONS

Illuminator:
      Size:   12.13" W X 9.57" D X 4.5"H            Weight: 14.8 pounds
      Model:  MD-1000 and MD-2000

Fiberoptic Cable:

      Length: 5ft. from tip to boot

Fiberoptic Panel:

      Overall Pad Size - Standard:  4" X 15" (Excluding the Boot)
      Illuminated Area - Standard:  3" X 14"
      Overall Pad Size - Neonatal:  5" X 7"
      Illuminated Area - Neonatal:  (Excluding the Boot) 4" X 6"

Optical Filter:

Light Bandwidth:        400 to 550 nanometers
Infrared (590 - 1100 nm) and Ultraviolet (200-370 nm) is reduced to less than 1% with the help of Dichroic Reflector and Filter.

Irradiance Level:

      Standard Panel - Level I Setting:     10uW/cm2/nm*

      Standard Panel - Level H Setting:     l5uW/cm2/nm*

      Neonatal Panel - Level I Setting:     25uW/cm2/nm*

      Neonatal panel - Level II Setting:    35uW/cm2/nm*

**    Minimum  Average  Irradiance  level  of   the  illuminated   area when the
      illuminator is operated at 115 V ac.

Illuminator Lamp:

     Lamp Type:  150W   21V  Quartz Halogen, Fiberoptic  Medical  Products  Part
                 No. FS-1 10
     Lamp Life:  400 hours depending on the Irradiance Level Selector.**

* This is an average lamp life theoretically calculated as per the ANSI standards when the illuminator is operated at 115 V ac.

Electrical Specification:

     Operating Voltage: 110-120 V ac Chassis Leakage Current:  Less than 50 ?A
     Wattage:           200 W        Ground Impedance:         Less than 0.1 Ohm

Environmental Operating Temperatures:
     15 degrees C to 30 degrees C (59 degrees F to 86 degrees F)

Humidity:
     0 - 88 more or less 2% Relative Humidity at 32 more or less 2 degrees C

Storage Temperature:
     0 degrees C to 45 degrees C (32 degrees F to 113 degrees F)

Storage Standard:

     U.L. listed for the U.S. as Medical and Dental Equipment *UL 544) and Health Care Applicant (UL 1431) standards; and, for Canada market as per Electromedical Equipment (C22.2 No: 125) standards.

Illuminator:
     Model:       MD-2000-I
     Size:        12.13" WX 9.57" DX4.5" H
     Weight:      14.8 pounds

Fiberoptic Panels:

     Model:                              EG-2000 Standard Panel
     Overall Pad Size - Standard:        4"X15" (excluding the boot)
     Illuminated Area - Standard:        3"X14"

     Model:                              EG-2000N (Neonatal Panel)
     Overall Pad Size - Neonatal:        F"X7" (excluding the boot)
     Illuminated Area - Neonatal:        4"X6"


Fiberoptic Cable: For both the panels
     Length: 5 ft. from tip to boot

Optical Filter:
     Light Bandwidth:        400 to 550 nanometers
     Infrared (590-1100 nm) and Ultraviolet (200-370 nm) is reduced to less than 1% with the help of Dichroic Reflector and Filter.

Irradiance Level:
     Standard Panel - Level I Setting:        1OgW/cm2/nm*
     Standard Panel - Level II Setting:       15gW/cm2/nm*
     Neonatal Panel - Level I Setting:        2SgW/cm2/nm*
     Neonatal Panel - Level II Setting:       35gW/cm2/nm*

     *Minimum  Average  irradiance  level  of  the  illuminated  area  when  the
      illuminator is operated at     100/120/220/240 V-.

illuminator Lamps:
     Lamp Type: 150   W, 2  V  Quartz  Halogen,  Fiberoptic   Medical   Products
                Part No. FS- 110
     Lamp Life: 400 hours depending on the Irradiance Level Selector.**

     **This is an average lamp life theoretically calculated as per the ANSI standards when the illuminator is operated as 100/1 20/220/240V-.

Electrical Specifications:

Rated Voltage/Frequency:    100/120/220/240V-, 50/60 H2
Rated Input:                200 Watts
Chassis Leakage Current:    Less than 50muA (Meets JEC requirements)
Ground Impedance:           Less than 0.1 Ohm
Mode of Operation:          Continuous
Fuse Ratings:               For 100/120 V-Applications:  Use T 2.5A, 250 V fuse
                            For 200/240 V-Applications:  Use T 1.25A, 250 V fuse

Classification:
    Protection Class:          Class I
    Protection Type:
   Type BF

Environmental Conditions:
      Transport & Storage:
      1 Ambient Temperature Range:                        -40a to +700C
      2 Relative Humidity Range, including Condensation:  10% to 100%
      3 Atmospheric Pressure Range:                       500 hPa to 1060 hPa

      Operation:
      1 Ambient Temperature Range:                        +150C to +300C
      2 Relative Humidity Range:                          0 to 88+2% at 32+20C

Protection Against Ingress of Water:                      Ordinary (IPXO)

Safety Standards:
   Product is tested and certified by TUV Product Service Inc. in accordance to:
      IEC 601-1:1988
      Amendment 1 to IEC 601-1:1990
      Med GV

Standard Features:
     Dual Lamp Carousel
     Dual Irradiance Selector Switch
     Light Emission Shutter
     Thermal Cut-off Switch
     Line Interrupt Switch
     Primary and Secondary Fused
     Panel Locking Device

                                           Exhibit B to Asset Purchase Agreement


                           BILL OF SALE AND ASSIGNMENT


        For good and valuable consideration, receipt of which by FIBERSTARS, NC., a California corporation ("Seller"), is hereby acknowledged, and pursuant to the Asset Purchase Agreement dated as of December 30, 1998 (the "Agreement"), between Seller and RESPIRONICS, NC., a Delaware corporation ("Buyer"), Seller hereby grants, assigns and transfers to Buyer, its legal successors and assigns, the Assets, as defined in the Agreement, consisting generally (without limiting or varying the terms of the Agreement) of the Phototherapy System (as defined in the Agreement) and all assets (personal, tangible and intangible) and properties of Seller relating to the Phototherapy System (as more fully defined in the Agreement, the "Assets"), to have and to hold the same unto Buyer, its successors and assigns forever.

        Seller warrants and represents to Buyer that Seller is the lawful owner of the Assets, free from any claim of ownership or Lien (as defined in the Agreement) of any others; Seller will defend Buyer's title to the Assets against any claims of Liens or ownership whatsoever.

        Seller agrees to take any and all such further action and execute and deliver any and all such further documents as may be reasonably necessary, in Buyer's reasonable opinion, to vest title to the Assets in Buyer.


Dated:  December 30, 1998

                                             FIBERSTARS, INC.


                                             By:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------



                                      B-l

                                           Exhibit C to Asset Purchase Agreement


                          ALLOCATION OF PURCHASE PRICE



                                [See attached.]

Form 8594
                                                                                    ??? No. 1545-1021
(??????????)

                                  Asset Acquisition Statement                ------------------------
                                       Under Section 1060

Department of the Treasury                                                        Attachement
Internal Revenue Service                                                          ??????????? No. 61
-----------------------------------------------------------------------------------------------------
Name as shown on return                             Identification number as shown on return

RESPIRONICS,  INC.                                   25-1304989
-----------------------------------------------------------------------------------------------------

  Check the box that identifies you       [x]Buyer      [ ]Seller
-----------------------------------------------------------------------------------------------------
Part I   General Information - To be completed by filers.
-----------------------------------------------------------------------------------------------------
1 Name of other party to the transaction             Other party's identification number

FIBERSTARS, INC.                                     94-3021850
-----------------------------------------------------------------------------------------------------
  Address (number, street and room or suite no.)

2883 AVIEW DRIVE
-----------------------------------------------------------------------------------------------------
 City or town, state, and ZIP code

FREMONT, CA 94538
-----------------------------------------------------------------------------------------------------
2 Date of sale                                                           3 Total Sale Price

DECEMBER 30, 1998                                                                        826,000
-----------------------------------------------------------------------------------------------------
Part II  Assets Transferred - To be completed by all filers of an original statement
-----------------------------------------------------------------------------------------------------
4 Assets     Aggregate Fair Market Value (Actual Amount for Class I)        Allocation of Sales Price
-----------------------------------------------------------------------------------------------------

Class I      $                                                              $
-----------------------------------------------------------------------------------------------------

Class II     $                                                              $
-----------------------------------------------------------------------------------------------------

Class III    $                                                              $
-----------------------------------------------------------------------------------------------------

Class IV     $                                 826,000                      $                 826,000
-----------------------------------------------------------------------------------------------------

Total                    $                     826,000                      $                 826,000
------------------------------------------------------------------------------------------------------
5  Did the buyer and seller provide for an allocation of the sales price in the sales  contract or in another written document signed by both parties? .................................... [ ]Yes [ ]No

If "Yes," are the aggregate fair market values listed for each of asset Classes I, II, III and IV the amounts agreed upon in your sales contracts or in a separate  written  document? .... [ ]Yes [ ]No
------------------------------------------------------------------------------------------------------
6  In connection with the purchase of the group of assets,  did the buyer also  purchase a license of a  covenant  not to  compete  or enter into a lease  agreement,  employment  contract,  management contract or similar arrangement with the seller (or managers, directors,  officers or employees of the seller)? ..................................................................... [ ]Yes [ ]No
   If "Yes,"  specify (a) the type of  agreement,  and (b) the maximum  amount of consideration  (not including interest) paid or to be paid under the agreement. See the instructions for line 6.
------------------------------------------------------------------------------------------------------

                   a) COVENANT NOT TO COMPETE
------------------------------------------------------------------------------------------------------

                   B) NO SPECIFIED AMOUNT; COVENANT INCLUDED IN SALES CONTRACT
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see instructions.                             Form 8594 (Rev. 1-96)



Form 8594 (Rev. 1-96)                                                                           Page 2
------------------------------------------------------------------------------------------------------
Part III  Supplemental  Statement - To be  completed  only  if  amending  an  original  statement   of
          previously filed supplemental statement because of an increase or decrease in consideration.
------------------------------------------------------------------------------------------------------
7 Assets     Allocation of Sales Price   Income or (Decrease)   Redetermined Allocation of Sales Price
             as Previously Reported
------------------------------------------------------------------------------------------------------

Class I     $                            $                      $
------------------------------------------------------------------------------------------------------

Class II    $                            $                      $
------------------------------------------------------------------------------------------------------

Class III   $                            $                      $
------------------------------------------------------------------------------------------------------

Class IV    $                            $                      $
------------------------------------------------------------------------------------------------------

Total       $                            $                      $
------------------------------------------------------------------------------------------------------

8 Reason(s) for increase or decrease. Attach additional sheets if more space is needed.

------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

9  Tax year and tax  return  form  number with which the  original  Form 8594 and any  supplemental statements were filed.

------------------------------------------------------------------------------------------------------


                                           Exhibit D to Asset Purchase Agreement

                     FIBER OPTIC ILLUMINATOR BY PART NUMBER

MD-1000
MD-2000
DM-2000-I

Plus parts therto for waranty replacements


                                       D-1